MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 21, 2014

TO THE

PROSPECTUS DATED APRIL 28, 2014, AS AMENDED JULY 1, 2014 AND

SEPTEMBER 30, 2014

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Third Avenue Small Cap Value Portfolio (the “Portfolio”) from Third Avenue Management LLC (“Third Avenue”) to Delaware Investments Fund Advisers (“Delaware Investments”) and Wells Capital Management Incorporated (“WellsCap”) to be effective December 1, 2014, pursuant to new subadvisory agreements between the Trust’s investment adviser, MetLife Advisers, LLC, and each of Delaware Investments and WellsCap. Effective December 1, 2014, the name of the Portfolio will change to MetLife Small Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to Third Avenue will change to Delaware Investments and WellsCap. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Third Avenue and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective December 1, 2014:

In the Portfolio Summary, the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Delaware Investments Fund Advisers (“Delaware Investments”) and Wells Capital Management Incorporated (“WellsCap”) (each a “Subadviser” and together, the “Subadvisers”), subadvisers to the Portfolio, invest the Portfolio’s assets, under normal circumstances, in equity securities of small companies whose stock price appears to be below their underlying value and who exhibit the potential for above average capital growth. Under normal circumstances, the Portfolio expects to invest at least 80% of its assets in securities of companies that are considered small. The Portfolio considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data).

The Portfolio may invest up to 25% of its assets in foreign securities and up to 15% of its assets in real estate investment trusts (“REITs”).

In identifying companies in which to invest, the Subadvisers may consider, among other factors, a company’s financial strength, its management, its cash flow, its use of financial leverage, and its price-to-earnings ratio. The Subadvisers also may consider the prospects for a company’s industry, whether or not the company is out of favor in the marketplace as reflected in the company’s stock price, and whether or not the company is undergoing a reorganization or other change that may create a more favorable outlook going forward. The Portfolio will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value, when a portfolio holding’s stock price nears its intrinsic value appreciation target, the industry or general market environment becomes unfavorable, or a Subadviser identifies a more attractive investment opportunity.

In the Portfolio Summary, the following disclosure is added at the end of the section entitled “Principal Risks”:

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective December 1, 2014, Delaware Investments and WellsCap became the subadvisers to the Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio.

In the Portfolio Summary, the disclosures regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” are deleted in their entirety and replaced with the following:

Subadvisers. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are the subadvisers to the Portfolio.

Portfolio Managers. Christopher S. Beck, CFA, Senior Vice President and Chief Investment Officer - Small-Cap Value/Mid-Cap Value Equity, and Steven G. Catricks, CFA, Kelley A. McKee, CFA, and Kent P. Madden, CFA, each Vice President, Portfolio Manager and Equity Analyst, all with Delaware Investments, have managed the Portfolio since December 2014.

James M. Tringas, CFA, CPA, Managing Director and Portfolio Manager, and Robert Rifkin, CFA, and Bryant VanCronkhite, CFA, CPA, Portfolio Managers, all with WellsCap, have managed the Portfolio since December 2014.

In the section entitled “Principal Risks of Investing in the Portfolio,” the following disclosure is added at the end of that section:

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

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In the section entitled “Additional Information About The Portfolio’s Investment Strategies – Selling Portfolio Securities,” the disclosure is deleted in its entirety and replaced with the following:

The Portfolio’s Subadvisers may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

In the section entitled “Additional Information About Management,” the disclosures are deleted in their entirety and replaced with the following:

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadvisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

MetLife Advisers, LLC, One Financial Center, Boston, Massachusetts 02111, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadvisers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadvisers, allocating the assets of the Portfolio between the Subadvisers, and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadvisers for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $148.2 billion as of December 31, 2013.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.75% of the first $1 billion of such assets plus 0.70% of such assets over $1 billion. For the year ended December 31, 2013, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with MetLife Advisers and the investment advisory agreements with the Subadvisers will be available in the Portfolio’s annual report which covers the period from January 1, 2014 to December 31, 2014.

The Subadvisers

Under the terms of the agreement between each Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payments of commissions, if any, to those broker-dealers. The Subadvisers follow the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadvisers’ portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of each Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Trust and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays each Subadviser a fee based on the average daily net assets of the portion of the Portfolio managed by the Subadviser. The Portfolio is not responsible for the fees paid to the Subadvisers. For the year ended December 31, 2013, MetLife Advisers paid to the previous Subadviser an investment subadvisory fee of 0.45% of the Portfolio’s average daily net assets.

DELAWARE INVESTMENTS FUND ADVISERS, 2005 Market Street, Philadelphia, Pennsylvania 19103, is a subadviser to the Portfolio and manages a portion of the Portfolio’s assets. Delaware Investments and its predecessors have been managing funds since 1938, and as of June 30, 2014, Delaware Investments managed over $180 billion in assets, including mutual funds, separate accounts, and other investment vehicles.

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Portfolio, and Mr. Beck regularly consults with Steven Catricks, Kent Madden, and Kelley McKee.

Christopher S. Beck, CFA, Senior Vice President, Chief Investment Officer - Small-Cap Value/Mid-Cap Value Equity, leads the firm’s Small-Cap Value/Mid-Cap Value Equity team. He joined Delaware Investments in 1997 as a vice president and senior portfolio manager.

Steven G. Catricks, CFA, Vice President, Portfolio Manager, Equity Analyst, is a portfolio manager for the Small-Cap Value/Mid-Cap Value Equity team. He is also responsible for the analysis, purchase, and sale recommendations of technology and business services securities for the firm’s Small-Cap Value/Mid-Cap Value portfolios. Prior to joining the Small-Cap Value/Mid-Cap Value Equity team in October 2010 as a senior equity analyst, he was a portfolio manager for the firm’s Strategic Small-Cap Value team, focusing on the technology, healthcare, and telecommunication services sectors. He joined Delaware Investments in 2001 as an equity analyst, performing research and analysis for the firm’s Emerging Growth Equity team.

Kent P. Madden, CFA, Vice President, Portfolio Manager, Equity Analyst, is a portfolio manager for the Small-Cap Value/Mid-Cap Value Equity team. He is also responsible for the analysis, purchase, and sale recommendations of consumer services, consumer cyclicals, consumer staples, healthcare, and transportation stocks for the firm’s Small-Cap Value/Mid-Cap Value portfolios. He joined Delaware Investments in 2004 as an equity analyst.

Kelley A. McKee, CFA, Vice President, Portfolio Manager, Equity Analyst, is a portfolio manager for the Small-Cap Value/Mid-Cap Value Equity team. She is also responsible for the analysis, purchase, and sale recommendations of basic industry, capital spending, and utilities securities for the firm’s Small-Cap Value/Mid-Cap Value portfolios. She joined Delaware Investments in July 2005 as an equity analyst.

WELLS CAPITAL MANAGEMENT INCORPORATED, 525 Market Street, San Francisco, California 94105, is a subadviser to the Portfolio and manages a portion of the Portfolio’s assets. As of September 30, 2014, WellsCap had approximately $338.2 billion in assets under management.

James M. Tringas, CFA, CPA, is Managing Director and Senior Portfolio Manager with the Special Global Equity team. He joined WellsCap in 1994.

Robert Rifkin, CFA, is a Portfolio Manager for the Special Global Equity team. He joined WellsCap in 1997.

Bryant VanCronkhite, CFA, CPA, is a Portfolio Manager with the Special Global Equity team. He joined WellsCap in 2003.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE